FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS 2010
FOURTH QUARTER AND FULL YEAR RESULTS
AND DECLARES QUARTERLY DIVIDEND

FOURTH QUARTER AND RECENT HIGHLIGHTS:
-	Quarterly revenues of $105.5 million including reimbursable expense and $103.2 million excluding reimbursable expenses
-	Quarterly Investment Banking revenues up 60.7%, Corporate Finance Consulting revenues up 14.8% and Financial Advisory revenues up 10.5% on a sequential basis
-	Adjusted EBITDA(1) of $18.7 million, representing an 18.1% margin
-	Adjusted Pro Forma Net Income(1) of $0.25 per share
-
Acquired the U.S. advisory business of Dynamic Credit Partners, a New York-based provider of valuation services for complex financial instruments, and June Consulting Group, a Houston-based advisor to corporate legal departments on technical and operational issues

-	Increases quarterly dividend by 33% to $0.08 per share of Class A common stock

FULL YEAR HIGHLIGHTS:
-	Full year revenues of $375.0 including reimbursable expenses and $365.5 million excluding reimbursable expenses
-	Investment Banking revenues up 21.4% compared to the corresponding prior year
-	Adjusted EBITDA(1) of $61.0 million, representing a 16.7% margin
-	Adjusted Pro Forma Net Income(1) of $0.77 per share

NEW YORK, February 23, 2011 – Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its fourth quarter and full year 2010 financial results and declared a quarterly dividend.

Results
For the quarter ended December 31, 2010, revenues excluding reimbursable expenses increased $4.9 million or 4.9% to $103.2 million, compared to $98.3 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $18.7 million, representing 18.1% of revenues excluding reimbursable expenses, compared to $18.1 million for the corresponding prior year quarter, representing 18.4% of revenues excluding reimbursable expenses.  Net income attributable to Duff & Phelps Corporation was $5.9 million, or $0.20 per share of Class A common stock on a fully diluted basis, compared to $4.6 million, or $0.18 per share for the corresponding prior year quarter.  Adjusted Pro Forma Net Income(1) was $9.6 million, or $0.25 per share on a fully exchanged, fully diluted basis, compared to $9.3 million, or $0.24 per share, for the corresponding prior year quarter.

For the year ended December 31, 2010, revenues excluding reimbursable expenses decreased $5.4 million or 1.4% to $365.5 million, compared to $370.9 million for the corresponding prior year.  Adjusted EBITDA(1) for the year was $61.0 million, representing 16.7% of revenues excluding reimbursable expenses, compared to $66.6 million for the corresponding prior year, representing 17.9% of revenues excluding reimbursable expenses.  Adjusted EBITDA for the year ended December 31, 2010 excludes a $3.6 million charge related to the departure of our former president and one of our segment leaders(2).  Net income attributable to Duff & Phelps Corporation was $16.8 million, or $0.60 per share of Class A common stock on a fully diluted basis, compared to $11.6 million, or $0.54 per share for the corresponding prior year.  Adjusted Pro Forma Net Income(1) was $29.7 million, or $0.77 per share on a fully exchanged, fully diluted basis, compared to $32.7 million, or $0.88 per share, for the corresponding prior year.  Adjusted Pro Forma Net Income(1) per fully-exchanged share excludes a $0.05 per share charge related to the departure of our former president and one of our segment leaders(2).

“Duff & Phelps reported record revenues during the fourth quarter, driven by sequential growth in all three of our segments, including 60.7% gains in Investment Banking and double-digit increases in Financial Advisory and Corporate Finance Consulting,” said Noah Gottdiener, chief executive officer.  “Overall, the improving economic environment and heightened level of M&A activity plays to our strengths as we pursue both organic growth opportunities and complementary acquisitions.”

“During the quarter, the firm demonstrated continued expense discipline and cash flow generation as well as improvements in key productivity measures,” said Jacob Silverman, chief financial officer.  “Given our confidence in the cash flow characteristics of Duff & Phelps, I am pleased to announce a 33% increase in our quarterly dividend from $0.06 to $0.08 per share.”

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has increased the quarterly dividend by 33% to $0.08 per share on its outstanding Class A common stock.  The dividend is payable on March 25, 2011 to shareholders of record on March 15, 2011.  Concurrent with the payment of the dividend, the Company will also be distributing $0.08 per unit to holders of New Class A Units.

Renaming Corporate Finance Consulting to Alternative Asset Advisory
The Company recently renamed its Corporate Finance Consulting segment Alternative Asset Advisory.  This new name more appropriately defines the services offered in this segment and will create heightened awareness in the marketplace and with our investors.  Concurrent with this change, our Financial Engineering service line has been renamed Complex Asset Solutions to more clearly describe the nature of services offered.  We will report our first quarter 2011 results under these new conventions.

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.
(2)
On April 22, 2010, the Company announced certain management changes related to the departure of our former president and one of our segment leaders.  The Company incurred a onetime charge associated with these changes of approximately $3.6 million primarily in its second quarter of 2010 related to cash severance and the accounting impact of accelerated vesting of equity-based awards.  Of this amount, approximately $3.1 million primarily resulted from cash severance and a charge from the accelerated vesting of restricted stock awards which is added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below).  The remaining approximately $0.5 million related to a charge from the accelerated vesting of Legacy Units and IPO Options, which is also added back to Adjusted EBITDA and Adjusted Pro Forma Net Income (as defined below) consistent with prior presentation.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, February 23, 2011, at 5:00 p.m. EST to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.

About Duff & Phelps
As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us.  With offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC.  Investment banking services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd.  Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. Investment banking services in France are provided by Duff & Phelps SAS. For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss attributable to Duff & Phelps Corporation for (a) net income or loss attributable to noncontrolling interest, (b) provision for income taxes, (c) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (d) equity-based compensation associated with the Legacy Units of D&P Acquisitions, a significant portion of which is due to certain onetime grants associated with acquisitions prior to our IPO, and options to purchase shares of the Company’s Class A common stock granted in connection with the IPO, (e) impairment charges, acquisition retention expenses and other merger and acquisition costs, which are generally non-recurring in nature or are related to deferred payments associated with prior acquisitions, and (f) costs incurred from the realignment of our senior management which are generally non-recurring in nature and primarily include cash severance and charges from the accounting impact of the acceleration of vesting of restricted stock awards.

Given the level of acquisition activity during the period prior to our IPO, and related capital investments and one time equity grants associated with acquisitions during the this period (which we do not expect to incur at the same levels post IPO) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure similar to Adjusted EBITDA is the principal measure that has determined the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) charges from impairment of intangible assets, (f) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (g) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (h) acquisition retention expenses and (i) merger and acquisition costs:

Reconciliation of Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Revenues (excluding reimbursable expenses)	$103,213	$98,345	$365,546	$370,903

Net income attributable to Duff & Phelps Corporation	$5,876	$4,617	$16,765	$11,568
Net income attributable to noncontrolling interest	4,087	4,683	12,581	17,100
Provision for income taxes	5,337	4,732	13,503	12,264
Other expense/(income), net	56	37	373	2,956
Depreciation and amortization	2,506	2,532	9,916	10,244
Charge from impairment of certain intangible assets	-	-	674	-
Equity-based compensation associated with Legacy Units and IPO Options	431	1,474	3,399	12,437
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)	60	-	3,100	-
Acquisition retention expenses	11	-	11	-
Merger and acquisition costs	307	-	704	-

Adjusted EBITDA	$18,671	$18,075	$61,026	$66,569

Adjusted EBITDA as a percentage of revenues	18.1%	18.4%	16.7%	17.9%

Adjusted Pro Forma Net Income, as defined by Duff & Phelps and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) a non-recurring charge from the repayment and subsequent termination of our former credit agreement, (c) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (d) acquisition retention expenses, (e) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (f) merger and acquisition costs, and less (g) pro forma corporate income tax applied at an assumed rate as specified in the applicable footnote (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments).  Adjusted Pro Forma Net Income per share, as defined by Duff & Phelps, consists of Adjusted Pro Forma Net Income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards and units issued in connection with the Company’s ongoing long-term compensation program (“Ongoing RSAs”).

Reconciliation of Adjusted Pro Forma Net Income

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Net income attributable to Duff & Phelps Corporation	$5,876	$4,617	$16,765	$11,568
Net income attributable to noncontrolling interest(a)	4,087	4,683	12,581	17,100
Loss on early extinguishment of debt(b)	-	-	-	1,737
Equity-based compensation associated with Legacy Units and IPO Options(c)	431	1,474	3,399	12,437
Charge from realignment of senior management (not included in equity-based compensation from Legacy Units and IPO Options above)(d)	60	-	3,100	-
Acquisition retention expenses(e)	11	-	11	-
Merger and acquisition costs(f)	307	-	704	-
Adjustment to provision for income taxes(g)	(1,217)	(1,506)	(6,823)	(10,131)
Adjusted Pro Forma Net Income, as defined	$9,555	$9,268	$29,737	$32,711

Pro forma fully exchanged, fully diluted shares outstanding(h)	38,830	38,829	38,792	37,338

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding	$0.25	$0.24	$0.77	$0.88

(a)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(d)	Represents elimination of a charge from the departure of our former president and one of our segment leaders which is not included in equity-based compensation from Legacy Units and IPO Options.
(e)
Represents elimination of acquisition retention expenses.  In 2010, these expenses resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of our acquisition of the U.S. advisory business of Dynamic Capital Partners.  The grants were made as a retention incentive to certain former principals of Dynamic who became managing directors of the Company.  The grants are subject to certain annual and cliff vesting provisions over three years.  These grants may be in addition to future grants awarded as a component of incentive compensation.

(f)	Represents elimination of merger and acquisition costs.
(g)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the years ended December 31, 2010 and 2009, as applied to the quarters ended December 31, 2010 and 2009, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarters ended December 31, 2010 and 2009, the pro forma tax rates of 40.7% and 40.2% reflect a true-up adjustment relating to the nine months ended September 30, 2010 and 2009, respectively.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates, and (iii) all deferred tax assets related to foreign operations are fully realizable.

(h)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

Both Adjusted EBITDA and Adjusted Pro Forma Net Income are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA and Adjusted Pro Forma Net Income differently and, therefore, Adjusted EBITDA and Adjusted Pro Forma Net Income as presented for us may not be comparable to Adjusted EBITDA and Adjusted Pro Forma Net Income reported by other companies.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2010 and any subsequent filings of our Quarterly Reports on Form 10-Q.  The forward-looking statements included in this press release are made only as of the date this press release was issued.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer
+1 212 871 7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe
+1 212 871 9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Revenues	$103,213	$98,345	$365,546	$370,903
Reimbursable expenses	2,322	3,026	9,485	11,083
Total revenues	105,535	101,371	375,031	381,986

Direct client service costs
Compensation and benefits (includes $3,529 and $2,801 of equity- based compensation for the quarters ended December 31, 2010 30, 2010 and 2009, respectively, and $14,891 and $16,432 for the years ended December 31, 2010 and 2009, respectively)	58,576	55,187	205,958	210,302
Other direct client service costs	2,337	1,431	7,548	7,232
Acquisition retention expenses (includes $11 of equity-based compensation for the quarter and year ended December 31, 2010)	11	-	11	-
Reimbursable expenses	2,324	3,038	9,547	11,158
	63,248	59,656	223,064	228,692

Operating expenses
Selling, general and administrative (includes $1,080 and $1,649 of equity-based compensation for the quarters ended December 31, 2010 and 2009, respectively, and $5,542 and $7,223 for the years ended December 31, 2010 and 2009, respectively)	24,118	25,114	97,451	99,162
Depreciation and amortization	2,506	2,532	9,916	10,244
Charge from impairment of certain intangible assets	-	-	674	-
Merger and acquisition costs	307	-	704	-
	26,931	27,646	108,745	109,406

Operating income	15,356	14,069	43,222	43,888

Other expense/(income), net
Interest income	(6)	(19)	(112)	(53)
Interest expense	78	52	312	1,131
Loss on early extinguishment of debt	-	-	-	1,737
Other expense	(16)	4	173	141
	56	37	373	2,956

Income before income taxes	15,300	14,032	42,849	40,932

Provision for income taxes	5,337	4,732	13,503	12,264

Net income	9,963	9,300	29,346	28,668

Less: Net income attributable to noncontrolling interest	4,087	4,683	12,581	17,100

Net income attributable to Duff & Phelps Corporation	$5,876	$4,617	$16,765	$11,568

Weighted average shares of Class A common stock outstanding
Basic	25,758	23,451	25,170	19,013
Diluted	26,807	24,375	26,089	19,795

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.21	$0.18	$0.62	$0.57
Diluted	$0.20	$0.18	$0.60	$0.54

Cash dividends declared per common share	$0.06	$0.05	$0.23	$0.15

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

											Sequential		Quarter/Quarter		Year/Year
	2009					2010					Q4 2010 vs Q3 2010		Q4 2010 vs Q4 2009		2010 vs 2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Dollar	Percent	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$40,370	$33,772	$29,692	$34,676	$138,510	$35,020	$32,829	$31,173	$36,054	$135,076	$4,881	15.7%	$1,378	4.0%	$(3,434)	(2.5)%
Tax Services	10,878	11,972	15,045	10,007	47,902	9,447	12,089	11,157	10,631	43,324	(526)	(4.7)%	624	6.2%	(4,578)	(9.6)%
Dispute & Legal
Management Consulting	9,643	12,162	12,897	12,518	47,220	9,415	9,316	10,571	11,760	41,062	1,189	11.2%	(758)	(6.1)%	(6,158)	(13.0)%
	60,891	57,906	57,634	57,201	233,632	53,882	54,234	52,901	58,445	219,462	5,544	10.5%	1,244	2.2%	(14,170)	(6.1)%

Corporate Finance Consulting
Portfolio Valuation	6,295	4,338	5,858	5,662	22,153	5,482	4,642	4,455	5,216	19,795	761	17.1%	(446)	(7.9)%	(2,358)	(10.6)%
Financial Engineering	4,148	5,159	5,201	4,663	19,171	4,126	3,355	2,481	3,512	13,474	1,031	41.6%	(1,151)	(24.7)%	(5,697)	(29.7)%
Strategic Value Advisory	2,620	3,588	4,034	3,208	13,450	3,158	2,883	2,840	2,938	11,819	98	3.5%	(270)	(8.4)%	(1,631)	(12.1)%
Due Diligence	1,553	1,893	2,352	2,384	8,182	2,170	2,439	3,072	3,085	10,766	13	0.4%	701	29.4%	2,584	31.6%
	14,616	14,978	17,445	15,917	62,956	14,936	13,319	12,848	14,751	55,854	1,903	14.8%	(1,166)	(7.3)%	(7,102)	(11.3)%

Investment Banking
M&A Advisory	2,079	2,375	4,409	6,982	15,845	3,682	3,144	4,604	11,289	22,719	6,685	145.2%	4,307	61.7%	6,874	43.4%
Transaction Opinions	6,101	6,180	2,714	6,081	21,076	6,823	6,041	6,711	9,328	28,903	2,617	39.0%	3,247	53.4%	7,827	37.1%
Global Restructuring Advisory	5,578	8,614	11,038	12,164	37,394	9,841	12,004	7,363	9,400	38,608	2,037	27.7%	(2,764)	(22.7)%	1,214	3.2%
	13,758	17,169	18,161	25,227	74,315	20,346	21,189	18,678	30,017	90,230	11,339	60.7%	4,790	19.0%	15,915	21.4%

Total Revenues	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$84,427	$103,213	$365,546	$18,786	22.3%	$4,868	4.9%	$(5,357)	(1.4)%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Financial Advisory
Revenues (excluding reimbursables)	$58,445	$57,201	$219,462	$233,632
Segment operating income	$6,962	$8,014	$28,692	$37,557
Segment operating income margin	11.9%	14.0%	13.1%	16.1%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$14,751	$15,917	$55,854	$62,956
Segment operating income	$3,422	$2,035	$10,335	$13,854
Segment operating income margin	23.2%	12.8%	18.5%	22.0%

Investment Banking
Revenues (excluding reimbursables)	$30,017	$25,227	$90,230	$74,315
Segment operating income	$8,289	$8,038	$22,061	$15,233
Segment operating income margin	27.6%	31.9%	24.4%	20.5%

Total
Revenues (excluding reimbursables)	$103,213	$98,345	$365,546	$370,903

Segment operating income	$18,673	$18,087	$61,088	$66,644
Net client reimbursable expenses	(2)	(12)	(62)	(75)
Equity-based compensation from Legacy Units and IPO Options	(431)	(1,474)	(3,399)	(12,437)
Depreciation and amortization	(2,506)	(2,532)	(9,916)	(10,244)
Charge from impairment of certain intangible assets	-	-	(674)	-
Charge from realignment of senior management	(60)	-	(3,100)	-
Acquisition retention expenses	(11)	-	(11)	-
Merger and acquisition costs	(307)	-	(704)	-
Operating income	$15,356	$14,069	$43,222	$43,888

Average Client Service Professionals
Financial Advisory	546	627	567	657
Corporate Finance Consulting	104	130	112	132
Investment Banking	129	131	128	133
Total	779	888	807	922

End of Period Client Service Professionals
Financial Advisory	548	618	548	618
Corporate Finance Consulting	109	129	109	129
Investment Banking	128	131	128	131
Total	785	878	785	878

Revenue per Client Service Professional
Financial Advisory	$107	$91	$387	$356
Corporate Finance Consulting	$142	$122	$499	$477
Investment Banking	$233	$193	$705	$559
Total	$132	$111	$453	$402

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Utilization(1)
Financial Advisory	76.4%	71.3%	67.8%	65.7%
Corporate Finance Consulting	67.7%	70.4%	60.9%	64.0%

Rate-Per-Hour(2)
Financial Advisory	$340	$316	$342	$321
Corporate Finance Consulting	$480	$385	$453	$401

Revenues (excluding reimbursables)
Financial Advisory	$58,445	$57,201	$219,462	$233,632
Corporate Finance Consulting	14,751	15,917	55,854	62,956
Investment Banking	30,017	25,227	90,230	74,315
Total	$103,213	$98,345	$365,546	$370,903

Average Number of Managing Directors
Financial Advisory	89	93	91	97
Corporate Finance Consulting	29	29	30	30
Investment Banking	39	40	40	39
Total	157	162	161	166

End of Period Managing Directors
Financial Advisory	88	93	88	93
Corporate Finance Consulting	31	30	31	30
Investment Banking	38	40	38	40
Total	157	163	157	163

Revenue per Managing Director
Financial Advisory	$657	$615	$2,412	$2,409
Corporate Finance Consulting	$509	$549	$1,862	$2,099
Investment Banking	$770	$631	$2,256	$1,906
Total	$657	$607	$2,270	$2,234

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.  Utilization excludes client service professionals associated with certain property tax services, due to the nature of the work performed, and client service professionals from certain acquisitions prior to their transition to the Company’s financial system.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with certain property tax engagements.  The average billing rate also excludes certain hours from our acquisitions prior to their transition to the Company’s financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS BY SEGMENT
(Unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Client Service Professionals
Financial Advisory	700	658	642	627	657	607	566	546	546	567
Corporate Finance Consulting	131	134	133	130	132	124	113	107	104	112
Investment Banking	136	135	130	131	133	131	127	124	129	128
	967	927	905	888	922	862	806	777	779	807

End of Period Client Service Professionals
Financial Advisory	681	640	641	618		585	548	555	548
Corporate Finance Consulting	130	136	131	129		117	109	106	109
Investment Banking	137	131	130	131		128	125	128	128
	948	907	902	878		830	782	789	785

	2009					2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Managing Directors
Financial Advisory	101	99	95	93	97	91	91	92	89	91
Corporate Finance Consulting	30	30	31	29	30	32	30	29	29	30
Investment Banking	36	39	40	40	39	40	41	40	39	40
	167	168	166	162	166	163	162	161	157	161

End of Period Managing Directors
Financial Advisory	101	96	93	93		88	94	90	88
Corporate Finance Consulting	30	31	29	30		31	29	28	31
Investment Banking	38	38	40	40		39	40	40	38
	169	165	162	163		158	163	158	157

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	December 31,	December 31,
	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$113,328	$107,311
Accounts receivable (net of allowance for doubtful accounts of $1,347 and $1,690 at December 31, 2010 and 2009, respectively)	60,358	55,079
Unbilled services	23,101	22,456
Prepaid expenses and other current assets	7,479	6,100
Net deferred income taxes, current	2,555	4,601
Total current assets	206,821	195,547

Property and equipment (net of accumulated depreciation of $26,375 and $20,621 at December 31, 2010 and 2009, respectively)	29,250	27,413
Goodwill	139,170	122,876
Intangible assets (net of accumulated amortization of $20,656 and $16,881 at December 31, 2010 and 2009, respectively)	30,407	27,907
Other assets	2,638	3,218
Investments related to deferred compensation plan	23,151	17,807
Net deferred income taxes, non-current	116,789	112,265
Total non-current assets	341,405	311,486

Total assets	$548,226	$507,033

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,397	$2,459
Accrued expenses	11,254	11,609
Accrued compensation and benefits	39,875	35,730
Liability related to deferred compensation plan, current portion	1,314	-
Deferred revenues	2,427	3,633
Other current liabilities	430	993
Due to noncontrolling unitholders, current portion	5,640	4,303
Total current liabilities	63,337	58,727

Liability related to deferred compensation plan, less current portion	21,764	18,051
Other long-term liabilities	16,676	15,400
Due to noncontrolling unitholders, less current portion	103,885	101,098
Total non-current liabilities	142,325	134,549

Total liabilities	205,662	193,276

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 30,166 and 27,290 shares issued and outstanding at December 31, 2010 and 2009, respectively)	302	273
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 11,151 and 12,974 shares issued and outstanding at December 31, 2010 and 2009, respectively)	1	1
Additional paid-in capital	232,644	207,210
Accumulated other comprehensive income	1,400	693
Retained earnings	16,923	6,709
Total stockholders' equity of Duff & Phelps Corporation	251,270	214,886
Noncontrolling interest	91,294	98,871
Total stockholders' equity	342,564	313,757
Total liabilities and stockholders' equity	$548,226	$507,033

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended
	December 31,	December 31,
	2010	2009
Cash flows from operating activities:
Net income	$29,346	$28,668

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,916	10,244
Equity-based compensation	20,444	23,655
Bad debt expense	2,074	2,386
Net deferred income taxes	3,050	(941)
Charge from impairment of certain intangible assets	674	-
Loss on early extinguishment of debt	-	1,674
Other	932	368
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	(3,231)	(1,492)
Unbilled services	(12)	(4,518)
Prepaid expenses and other current assets	(930)	452
Other assets	(1,802)	(3,639)
Accounts payable and accrued expenses	(1,933)	4,515
Accrued compensation and benefits	6,157	9,839
Deferred revenues	(1,378)	352
Other liabilities	734	(1,487)
Due to noncontrolling unitholders from payments pursuant to the Tax Receivable Agreement	(4,267)	(3,090)
Net cash provided by operating activities	59,774	66,986

Cash flows from investing activities:
Purchase of property and equipment	(7,080)	(5,517)
Business acquisitions, net of cash acquired	(18,217)	(5,291)
Purchase of investments for deferred compensation plan	(3,175)	(6,658)
Proceeds from sale of investments in deferred compensation plan	-	-
Net cash used in investing activities	(28,472)	(17,466)

Cash flows from financing activities:
Distributions to noncontrolling unitholders	(9,833)	(21,976)
Repurchases of Class A common stock	(8,897)	(915)
Dividends	(6,618)	(3,757)
Net proceeds from sale of Class A common stock	(3)	148,840
Proceeds from exercise of IPO Options	144	1,202
Redemption of noncontrolling unitholders	-	(104,612)
Repayments of debt	-	(42,763)
Payment of costs for debt issuance and extinguishment	-	(471)
Net cash used in financing activities	(25,207)	(24,452)

Effect of exchange rate on cash and cash equivalents	(78)	862

Net increase in cash and cash equivalents	6,017	25,930
Cash and cash equivalents at beginning of period	107,311	81,381
Cash and cash equivalents at end of period	$113,328	$107,311

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$103,213	$-		$103,213
Reimbursable expenses	2,322	-		2,322
Total revenues	105,535	-		105,535

Direct client service costs
Compensation and benefits	58,576	(158	)(a)	58,418
Other direct client service costs	2,337	-		2,337
Acquisition retention expenses	11	(11	)(b)	-
Reimbursable expenses	2,324	-		2,324
	63,248	(169)		63,079

Operating expenses
Selling, general and administrative	24,118	(333	)(c)	23,785
Depreciation and amortization	2,506	-		2,506
Merger and acquisition costs	307	(307	)(d)	-
	26,931	(640)		26,291

Operating income	15,356	809		16,165

Other expense/(income), net
Interest income	(6)	-		(6)
Interest expense	78	-		78
Other expense	(16)	-		(16)
	56	-		56

Income before income taxes	15,300	809		16,109

Provision for income taxes	5,337	1,217	(e)	6,554

Net income	9,963	(408)		9,555

Less: Net income attributable to the noncontrolling interest	4,087	(4,087	)(f)	-

Net income attributable to Duff & Phelps Corporation	$5,876	$3,679		$9,555

Pro forma fully exchanged, fully diluted shares outstanding			(g)	38,830

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.25

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents elimination of acquisition retention expenses.  In 2010, these expenses resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of our acquisition of the U.S. advisory business of Dynamic Capital Partners.  The grants were made as a retention incentive to certain former principals of Dynamic who became managing directors of the Company.  The grants are subject to certain annual and cliff vesting provisions over three years.  These grants may be in addition to future grants awarded as a component of incentive compensation.

(c)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options of $273 and a true-up of the charge from the departure of our former president of $60.
(d)	Represents elimination of merger and acquisitions costs.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended December 31, 2010, the pro forma tax rate of approximately 40.7% reflects a true-up adjustment relating to the nine months ended September 30, 2010.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

(f)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(g)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$98,345	$-		$98,345
Reimbursable expenses	3,026	-		3,026
Total revenues	101,371	-		101,371

Direct client service costs
Compensation and benefits	55,187	(732	)(a)	54,455
Other direct client service costs	1,431	-		1,431
Acquisition retention expenses	-	-		-
Reimbursable expenses	3,038	-		3,038
	59,656	(732)		58,924

Operating expenses
Selling, general and administrative	25,114	(742	)(a)	24,372
Depreciation and amortization	2,532	-		2,532
	27,646	(742)		26,904

Operating income	14,069	1,474		15,543

Other expense/(income), net
Interest income	(19)	-		(19)
Interest expense	52	-		52
Other expense	4	-		4
	37	-		37

Income before income taxes	14,032	1,474		15,506

Provision for income taxes	4,732	1,506	(b)	6,238

Net income	9,300	(32)		9,268

Less: Net income attributable to the noncontrolling interest	4,683	(4,683	)(c)	-

Net income attributable to Duff & Phelps Corporation	$4,617	$4,651		$9,268

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,829

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.24

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended December 31, 2009, the pro forma tax rate of 40.2% reflects a true-up adjustment relating to the nine months ended September 30, 2009.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company and (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma
Revenues	$365,546	$-		$365,546
Reimbursable expenses	9,485	-		9,485
Total revenues	375,031	-		375,031

Direct client service costs
Compensation and benefits	205,958	(1,848	)(a)	204,110
Other direct client service costs	7,548	-		7,548
Acquisition retention expenses	11	(11	)(b)	-
Reimbursable expenses	9,547	-		9,547
	223,064	(1,859)		221,205

Operating expenses
Selling, general and administrative	97,451	(4,651	)(c)	92,800
Depreciation and amortization	9,916	-		9,916
Charge from impairment of certain intangible assets	674	-		674
Merger and acquisition costs	704	(704	)(d)	-
	108,745	(5,355)		103,390

Operating income	43,222	7,214		50,436

Other expense/(income), net
Interest income	(112)	-		(112)
Interest expense	312	-		312
Other expense	173	-		173
	373	-		373

Income before income taxes	42,849	7,214		50,063

Provision for income taxes	13,503	6,823	(e)	20,326

Net income	29,346	391		29,737

Less: Net income attributable to the noncontrolling interest	12,581	(12,581	)(f)	-

Net income attributable to Duff & Phelps Corporation	$16,765	$12,972		$29,737

Pro forma fully exchanged, fully diluted shares outstanding			(g)	38,792

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.77

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options of $1,308 and a charge from the departure of one of our segment leaders of $540.
(b)
Represents elimination of acquisition retention expenses.  In 2010, these expenses resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of our acquisition of the U.S. advisory business of Dynamic Capital Partners.  The grants were made as a retention incentive to certain former principals of Dynamic who became managing directors of the Company.  The grants are subject to certain annual and cliff vesting provisions over three years.  These grants may be in addition to future grants awarded as a component of incentive compensation.

(c)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options of $2,091 and a charge from the departure of our former president of $2,560.
(d)	Represents elimination of merger and acquisitions costs.

(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has changed from prior levels as a result of true-up adjustments.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

(f)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(g)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$370,903	$-		$370,903
Reimbursable expenses	11,083	-		11,083
Total revenues	381,986	-		381,986

Direct client service costs
Compensation and benefits	210,302	(8,736	)(a)	201,566
Other direct client service costs	7,232	-		7,232
Reimbursable expenses	11,158	-		11,158
	228,692	(8,736)		219,956

Operating expenses
Selling, general and administrative	99,162	(3,701	)(a)	95,461
Depreciation and amortization	10,244	-		10,244
	109,406	(3,701)		105,705

Operating income	43,888	12,437		56,325

Other expense/(income), net
Interest income	(53)	-		(53)
Interest expense	1,131	-		1,131
Loss on early extinguishment of debt	1,737	(1,737	)(b)	-
Other expense	141	-		141
	2,956	(1,737)		1,219

Income before income taxes	40,932	14,174		55,106

Provision for income taxes	12,264	10,131	(c)	22,395

Net income	28,668	4,043		32,711

Less: Net income attributable to the noncontrolling interest	17,100	(17,100	)(d)	-

Net income attributable to Duff & Phelps Corporation	$11,568	$21,143		$32,711

Pro forma fully exchanged, fully diluted shares outstanding			(e)	37,338

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.88

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company and (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.